UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 24, 2007

VA Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46939 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 687-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 24, 2007, VA Software Corporation (the “Company”) filed a Form 8-K to report that Company entered into an Asset Purchase Agreement (the “Agreement”) with CollabNet, Inc. (“CollabNet”), pursuant to which CollabNet purchased substantially all of the assets and assumed certain liabilities of the Company’s SourceForge Enterprise Edition (“SFEE”) business in exchange for a minority equity interest in CollabNet comprised of 11,733,777 shares of its Series C-1 preferred stock. The asset sale transaction involving SFEE closed on April 24, 2007. This Form 8-K/A is being filed solely to provide the pro forma financial information set forth  under Item 9.01 below. This pro forma financial information is filed as Exhibit 99.2 to this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements give effect to the disposition of the Company’s SourceForge Enterprise Edition business (“SFEE”) by the Company as described above. The disposition of SFEE will be accounted for as a discontinued operation under the provisions of Statement of Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The unaudited pro forma consolidated financial statements reflect adjustments to the Company’s condensed consolidated balance sheet as of January 31, 2007 (unaudited) and the Company’s condensed consolidated statement of continuing operations for the six months in the period ended January 31, 2007 (unaudited) and for the years ended July 31, 2006, July 31, 2005 and July 31, 2004 as if the disposition had been completed on January 31, 2007 for the purposes of the unaudited pro forma condensed consolidated balance sheet and on August 1, 2004 for purposes of the unaudited pro forma condensed consolidated statements of continuing operations.

The unaudited pro forma consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations that would actually have been reported had the sale occurred as assumed or which may be reported in the future. The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the Company’s historical financial statements and related notes which are included in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

The unaudited pro forma consolidated financial information is based on presently available information and management’s estimates and is not necessarily indicative of the results that would have been reported had the transaction actually occurred on the dates specified. The final accounting for the disposition of SFEE is still under review by management is expected to will be finalized prior to the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2007. The Company is currently in the process of determining the gain on the sale of SFEE. The pro forma financial information does not purport to be indicative of the Company’s future consolidated financial position or results of operations.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.2	The pro forma financial information required in connection with the business disposition described in Items 1.01 and 2.01 of the Current Report on Form 8-K filed on April 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA SOFTWARE CORPORATION a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris
Senior Vice President and Chief Financial Officer

Date: April 27, 2007

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EXHIBIT INDEX

Exhibit Number	Description

99.2	The pro forma financial information required in connection with the business disposition described in Items 1.01 and 2.01 of the Current Report on Form 8-K filed on April 24, 2007.

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